UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA		01886
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 25, 2013, Cynosure, Inc., a Delaware corporation (“Cynosure”), filed with the Securities and Exchange Commission a Current Report on Form 8-K ( the “Original Form 8-K”) in connection with the consummation on June 24, 2013 of Cynosure’s acquisition of Palomar Medical Technologies, Inc. (“Palomar”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Palomar and to present certain unaudited pro forma financial information in connection with Cynosure’s acquisition of Palomar, which financial statements and unaudited pro forma financial information are filed as exhibits hereto. These financial statements were intentionally omitted from the Original Form 8-K because Cynosure did not have all necessary information to file such information on the initial filing date.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of Palomar as of December 31, 2012 and 2011, the audited consolidated statements of operations and comprehensive (loss) income, stockholders’ equity and cash flows for the years ended December 31, 2012, 2011 and 2010, the notes to consolidated financial statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The condensed consolidated balance sheets of Palomar as of March 31, 2013 (unaudited) and December 31, 2012 (audited), the unaudited condensed consolidated statements of operations and comprehensive loss and cash flows for the three months ended March 31, 2013 and 2012, and the notes to consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2013 as if Cynosure’s acquisition of Palomar occurred on March 31, 2013, and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012 as if Cynosure’s acquisition of Palomar occurred on January 1, 2012, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cynosure, Inc.

Date: September 6, 2013	By:	/s/ Timothy W. Baker
Timothy W. Baker
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated balance sheets of Palomar as of December 31, 2012 and 2011, the audited consolidated statements of operations and comprehensive (loss) income, stockholders’ equity and cash flows for the years ended December 31, 2012, 2011 and 2010, the notes to consolidated financial statements and the Report of Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012 filed by Palomar on March 14, 2013).

99.2	Condensed consolidated balance sheets of Palomar as of March 31, 2013 (unaudited) and December 31, 2012 (audited), the unaudited condensed consolidated statements of operations and comprehensive loss and cash flows for the three months ended March 31, 2013 and 2012, and the notes to consolidated financial statements (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 filed by Palomar on May 8, 2013).

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2013 as if Cynosure’s acquisition of Palomar occurred on March 31, 2013, and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012 as if Cynosure’s acquisition of Palomar occurred on January 1, 2012.